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                                                               EXHIBIT 10(as)

                   SECOND AMENDMENT TO AMENDED
                   AND RESTATED LOAN AGREEMENT


     This Amendment dated as of August 3, 1995, between Defiance,
Inc., a Delaware corporation, ("Company"), and Comerica Bank, a
Michigan banking corporation, successor in interest by reason of merger to Manufacturers Bank, N.A. ("Bank").

     RECITALS:

     A.   Company and Bank entered into an Amended and Restated
Loan Agreement dated July 29, 1994, which was amended by a First
Amendment to Amended and Restated Loan Agreement dated May 31, 1995
("Agreement").

     B.   Company and Bank desire further to amend the Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1. The following defined terms in Section 1 of the Agreement are amended to read in their entirety as follows:

          "`Eurodollar Margin' shall mean with respect to the Advances under the Revolving Credit Note one percent (1%) and with respect to Term Note-B, Term Note-C and Advances under the Equipment Note, one and 15/100ths percent (1.15%).

          "Equipment Line Maturity Date" shall mean August 1, 1996.

          "Interest Period" shall mean a period as selected by Company pursuant to the provisions of this Agreement commencing on the day a Eurodollar-based Advance is made, or on the effective date of an election of the Eurodollar-based Rate made under Section 5 or Section 5.A.

          "Note" shall mean the Revolving Credit Note, the Equipment Note, the Term Note-A, the Term Note-B and the Term Note-C, as the case may be, and "Notes" shall refer to all of them.

          "`Prime Margin' shall mean one percent (1%) with respect to Advances under the Revolving Credit Note and shall mean eighty five one hundredths percent (.85%) with respect to Advances under the Equipment Note and with respect to Term Note-B and Term Note-C."

          "Revolving Credit Maturity Date" shall mean October 1,
     1997.






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          "Term Loan" shall mean the term loan requested by Company
     and made by Bank under Section 5 or Section 5.A of this Agreement, as applicable.

     2. The following definition of "Term Note-C" is hereby added to Section 1 in alphabetical order:

          "Term Note-C" shall mean the term note issued by Company under Section 5.A.1 of this Agreement in the form annexed to this Agreement as Exhibit "G-1".

     3. Section 2.1 of the Agreement is amended to read in its entirety as follows:

          "2.1 Bank agrees to make Advances to Company at any time and from time to time from the effective date hereof until the Revolving Credit Maturity Date, not to exceed Six Million Dollars ($6,000,000) ("Commitment Amount") in aggregate principal amount at any one time outstanding. All of the Advances under this Section 2 shall be evidenced by the Revolving Credit Note under which advances, repayments and readvances may be made, subject to the terms and conditions of this Agreement."

     4. Section 4.1 of the Agreement is amended to read in its entirety as follows:

          "4.1 Bank agrees to make Advances to Company at any time and from time to time from the effective date hereof until the Equipment Line Maturity Date, not to exceed Six Million Dollars ($6,000,000) in aggregate principal amount at any one time outstanding. All of the Advances under this Section 4 shall be evidenced by the Equipment Note under which advances, repayments but not readvances may be made, subject to the terms and conditions of this Agreement."

     5.   The Agreement is amended to add the following Section
5.A:

     5.A.THE INDEBTEDNESS: Equipment Term Loan

     5.A.1.    Bank agrees to loan to Company and Company agrees to
borrow, on or before October 1, 1996, a sum in such amount as determined by Company; however, such sum shall not exceed the outstanding principal balance of the Equipment Note. At the time of borrowing, Company agrees to execute Term Note-C as evidence of the indebtedness under this Section 5.A. The Term Loan under this
Section 5.A. shall be subject to the terms and conditions of this Agreement.



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     5.A.2.    The Term Loan under this Section 5.A. shall be
evidenced by Term Note-C. Term Note-C shall mature five years or seven years from the date thereof, as elected by Company at the time of borrowing (as so elected, the "Term Note Maturity Date"). The principal indebtedness outstanding under Term Note-C shall be repaid in equal monthly principal installments in the amount required to fully amortize Term Note-C over its term, commencing on the first day of the month next succeeding the date of Term Note-C until the Term Note Maturity Date, when the entire unpaid balance of principal and interest thereon, as set forth below, shall be due and payable.

     5.A.3.    The proceeds of Term Note-C are to be applied solely
to repay the indebtedness of Company to Bank under the Equipment
Note, whereupon Bank's commitment, if any, to make Advances pursuant to Section 4 hereof shall automatically terminate.

     5.A.4.    (a) Term Note-C and the Term Loan hereunder shall
bear interest from the date thereof on the unpaid principal balance thereof from time to time outstanding, at a rate per annum equal to the Prime-based Rate, the Eurodollar-based Rate or the Fixed Rate, as the Company may elect subject to the provisions of this Agreement. Whenever the Applicable Interest Rate on Term Note-C is the Fixed Rate and with respect to any portion of the Term Loan to which the Applicable Interest Rate is the Prime-based Rate, interest shall be payable monthly on the first Business Day of each calendar month and at maturity (whether by acceleration or otherwise). With respect to any portion of the Term Loan to which the Applicable Interest Rate is the Eurodollar-based Rate, interest shall be payable on the last day of each Interest Period applicable thereto, provided, however, if such Interest Period is longer than three months, interest shall be payable three months following the first day of such Interest Period and on the last day of such Interest Period. Notwithstanding the foregoing from and after the occurrence of an Event of Default and during the continuation thereof, the principal outstanding under Term Note-C shall bear interest payable on demand, at a rate per annum equal to: (i) in the case of the portion of the Term Loan with respect to which the Applicable Interest Rate is the Prime-based Rate, three percent (3%) above the rate which would otherwise be applicable under this
Section 5.A.4; (ii) in the case of the portion of the Term Loan with respect to which the Applicable Interest Rate is the Eurodollar-based Rate, three percent (3%) above the rate which would otherwise be applicable under this Section 5.A.4 until the end of the then current Interest Period, and thereafter at the rate provided for in clause (i) of this Section 5.A.4; and (iii) whenever the Applicable Interest Rate on Term Note-C is the Fixed Rate, the greater of (x) three percent (3%) above the Prime-based Rate or (y) three percent (3%) above the Fixed Rate. Interest on the Term Loan shall be calculated on the basis of a 360 day year for the actual number of days elapsed. The interest rate with respect to any portion of the Term Loan with respect to which the

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Applicable Interest Rate is the Prime-based Rate shall change on the effective date of any change in the Prime-based Rate.

          (b) On the date the Term Loan is made, Company shall designate the initial Applicable Interest Rate with respect to such Term Loan. In the event Company selects the Fixed Rate, such Fixed Rate shall be the Applicable Interest Rate for the entire Term Loan until the maturity date of the Term Loan. If the Company initially selects the Prime-based Rate or the Eurodollar-based Rate as the Applicable Interest Rate for the Term Loan, then provided no Event of Default shall have occurred and be continuing, the Company shall, subject to and in accordance with the provisions of Section 5.A.6, have the right to convert the Applicable Interest Rate with respect to the entire Term Loan to the Fixed Rate. Following any such conversion to the Fixed Rate, the Fixed Rate shall be the Applicable Interest Rate on the entire Term Loan until the maturity date of the Term Loan.

     5.A.5. Each Interest Period for the Term Loan with respect to which the Applicable Interest Rate is the Eurodollar-based Rate shall commence on the date such rate is selected pursuant to
Section 5.A.6 hereof or on the last day of the immediately preceding Interest Period and shall end on the date one, two, three or six months thereafter as the Company may elect as set forth below, subject to the following:

       (i)     no Interest Period shall extend beyond the Term Loan
     Maturity Date;

       (ii) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless the next succeeding Business Day falls in another calendar month, in which case, such Interest Period shall end on the immediately preceding Business Day and when an Interest Period begins on a day which has no numerically corresponding day in the calendar month during which such Interest Period is to end, it shall end on the last Business Day of such calendar month; and

     (iii) no Interest Period with respect to the portion of the principal of the Term Loan payable on the next succeeding principal installment date shall end past the date on which such installment of principal is due with respect to the Term Loan.

The Company shall elect the initial Interest Period(s) applicable to the Term Loan or any portion thereof with respect to which the Applicable Interest Rate is the Eurodollar-based Rate by its Notice of Term Rate given to the Bank pursuant to Section 5.A.6 and subsequent Interest Periods by its Not ice of Term Rate given to the Bank pursuant to Section 5.A.6, as the case may be. Provided that no Event of Default shall have occurred and be continuing, the

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Company may elect to continue the port ion of the Term Loan with respect to which the Applicable Interest Rate is the Eurodollar-based Rate by giving irrevocable written notice thereof to the Bank by its Notice of Term Rate, not less than three (3) Business Days prior to the last day of the then current Interest Period applicable to such portion of the Term Loan, specifying the duration of the succeeding Interest Period therefor. If the Bank does not receive timely notice of the election and the Interest Period elected by the Company, the Company shall be deemed to have elected to convert such Applicable Interest Rate to the Prime-based Rate at the end of the then current Interest Period, subject to the Company's right to elect the Fixed Rate. Subject to the terms hereof, no more than two (2) Applicable Interest Rates and Interest Periods shall be in effect at any one time with respect to the Term Loan.

     5.A.6.    Subject to the provisions of Section 5.A.4(b),
provided that no Event of Default shall have occurred and be continuing, the Company may, on any Business Day, convert the Applicable Interest Rate with respect to the Term Loan to another Applicable Interest Rate, provided that any conversion while the Applicable Interest Rate is the Eurodollar-based Rate shall be made only on the last Business Day of the then current Interest Period. If the Company desires to convert an Applicable Interest Rate, it shall give the Bank irrevocable written notice thereof not less than three (3) Business Days' prior to the effective date of any such change specifying the date of such conversion, the Applicable Interest Rate elected and, if the conversion is to the Eurodollar-based Rate, the duration of the first Interest Period therefor.

     5.A.7.    (a) At its option and upon three (3) Business Days'
prior written, telephonic or telegraphic notice to the Bank, the Company may prepay any portion of the Term Loan with respect to which the Applicable Interest Rate is the Prime-based Rate or the Eurodollar-based Rate in whole at any time or in part from time to time, without premium or penalty but with accrued interest on the principal being prepaid to the date of such prepayment, provided that: (i) in the case of the portion of the Term Loan bearing interest at the Prime-based Rate each partial prepayment shall be in an amount not less than $100,000 or an integral multiple thereof; (ii) in the case of the portion of the Term Loan bearing interest at the Eurodollar-based Rate, each partial prepayment shall be in an amount not less than $500,000, and such portion of the Term Loan may only be prepaid on the last Business Day of the then current Interest Period with respect thereto.

          (b) At its option and upon three (3) Business Days' prior written, telephonic or telegraphic notice to the Bank, the Company may prepay the Term Loan when the Applicable Interest Rate is the Fixed Rate, in whole or in part (in amounts at least $250,000), upon payment to the Bank of the sum of $500 plus the sum of the discounted net present values of the interest payments that

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would otherwise be payable on the principal amount being prepaid, after reducing each such interest payment by the amount of the interest that would be payable on each interest payment due date if the principal amount being prepaid were reinvested at the Current Market Rate therefor. For these purposes, "Current Market Rate" shall mean a per annum interest rate equal to one-half of one percent (1/2%) above the rate reasonably determined by the Bank (based on quotations from established dealers) to be in effect two days prior to the repayment date in the secondary market for United States Treasury securities of a comparable amount and with a comparable term to maturity as the principal amount being prepaid. For the purposes of computation, the discount rate for each computation will be the Current Market Rate for the relevant principal installment. Upon any involuntary prepayment of the Term Loan when the Applicable Interest Rate is the Fixed Rate, the Company shall pay to the Bank a prepayment premium equal to the prepayment premium which would be due and payable hereunder if the Company had voluntarily elected to prepay the Term Loan (in an amount equal to such involuntary prepayment) on such date of involuntary prepayment.

          (c) Each partial prepayment of the Term Loan shall be applied to the principal payments due thereunder in the inverse order of their maturities.

     6. Section 6 of the Agreement is amended to provide that all references therein to Term Note-B shall be deemed to include Term
Note-C.

     7. Exhibits "A", "C-2", "D", and "E" to the Agreement are hereby deleted and attached Exhibits "A", "C-2", "D" and "E" are substituted thereafter.

     8. The attached Exhibit "G-1" is hereby added to the Agreement.

     9. Section 9.12 of the Agreement is amended to read in its entirety as follows:

          "9.12     Maintain at all times a Consolidated Current
     Ratio of not less than 1.0 to 1.0."

     10. Section 9.15 of the Agreement is amended to read in its entirety as follows:

          "9.15     Maintain at all times a Consolidated Tangible
     Net Worth of not less than the following amounts during the periods specified below:

     Present through June 29, 1996 ................. $26,000,000 and $29,000,000 at all times thereafter."


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     11.  The above amendment shall be effective upon execution hereof by Company and Bank, delivery by Company to Bank of executed Notes in the form of attached Exhibits "A" and "E", execution of the Acknowledgment below by each of the Guarantors (as defined in the Agreement) and payment by Company to Bank of a non-refundable amendment fee in the amount of $7,500.

     12. Company hereby represents and warrants that, after giving effect to the amendment and waiver contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Certificate of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority, and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 8.1 through 8.5 and 8.7 through 8.14 of the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 8.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 9.1 of the Agreement; and (d) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Agreement, has occurred and is continuing as of the date hereof.

     13. Except as expressly modified hereby all of the terms and conditions of the Agreement remain in full force and effect.

     WITNESS the due execution hereof on the day and year first written above.

COMERICA BANK                      DEFIANCE, INC.

By:                                By:

Its:                               Its:



                                Acknowledgement

     The undersigned guarantors acknowledge and consent to the foregoing Amendment and waiver and ratify and confirm their respective obligations under the Guaranty Agreements dated February 5, 1993, which Guaranty Agreements remain in full force and effect.

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SMTC CORPORATION                  DEFIANCE  PRECISION  PRODUCTS,
INC.



By:                                By:

Its:                               Its:



DRAFTLINE ENGINEERING COMPANY      VAUNGARDE, INCORPORATED



By:                                By:

Its:                               Its:



BINDERLINE DEVELOPMENT, INC.       HY-FORM PRODUCTS, INC.



By:                                By:

Its:                               Its:





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